                                   SUPPLEMENT
                             DATED JANUARY 30, 2007
         TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
      FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
                                DATED MAY 1, 2006

The SAI is revised as follows effective January 30, 2007:

THE SECTION ENTITLED PROXY VOTING POLICIES AND PROCEDURES AND APPENDIX B ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED AS FOLLOWS:

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. The HLS Funds have delegated the responsibility to vote such proxies to the Funds' investment manager subject to the continuing oversight of the Boards of Directors. The investment manager has delegated to each Sub-adviser the responsibilty to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of the investment manager's and each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

HL INVESTMENT ADVISORS, LLC ("HL ADVISORS")

As the investment manager, HL Advisors delegates all voting responsibilities to the respective sub-adviser of each fund. Each sub-adviser will vote the proxies in accordance with their proxy voting guidelines. The proxy voting guidelines of each sub-adviser have been reviewed by HL Advisors and approved by the Board of Directors of the respective Fund. The detail records relating to the determination of each vote are maintained by each sub-adviser. Annually, each sub-adviser provides HL Advisors with a report for each fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the funds and maintains a copy of the filing.

HARTFORD INVESTMENT MANAGEMENT COMPANY

The HLS Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

WELLINGTON MANAGEMENT COMPANY, LLP

The HLS Fund's for which Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues, it has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an HLS Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Hartford Investment Management Company

2.   Proxy Policy and Guidelines - Wellington Management Company LLP

      Proxy Policy and Guidelines - Hartford Investment Management Company

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING

DEFINITION OF THE FIRM:

Hartford Investment Management Company (the Firm) is an investment adviser registered with the U. S. Securities and Exchange Commission (SEC), providing advisory services to affiliates, Hartford sponsored mutual funds and third party (client) accounts.

SOURCE CITATION:

Investment Advisers Act of 1940, Rule 206(4)-6, Proxy Voting
Investment Advisers Act of 1940, Rule 204-2, Books and Records to be Maintained by
Investment Advisers Investment Company Act of 1940, Section 30
Investment Company Act of 1940, Rule 30b1-4
Employee Retirement Income Security Act of 1974, Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994)
Glass Lewis & Co. 2006 Proxy Paper Policy Guidelines

BACKGROUND:

The Firm has an increasing array of equity product offerings (fundamental, indexed or quantitative) covering the entire spectrum of market capitalizations. Additionally, the Firm's fixed income clients, on occasion, receive equity securities due to debt restructuring or corporate actions.

Hartford Investment Management Company has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including investment companies registered under the Investment Company Act of 1940. These policies and procedures are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition to U. S. Securities and Exchange Commission requirements governing advisers, Hartford Investment Management proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

POLICY STATEMENT:

The Firm will vote shares in response to proxies solicited by the issuers of such shares in the best long-term interests of our clients as shareholders. Our practice is to examine each proposal from an economic standpoint so that the long-term effect of the vote will ultimately increase shareholder value for our client. Based on our experience in voting proposals, we have found that similar proposals often have different consequences for different companies. Thus, we analyze every proposal to determine what impact it might have for the particular company as well as its industry.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

Portfolio managers are responsible for: reviewing the recommended votes by the third party proxy voting firm hired by the Firm, Glass Lewis & Company ("Glass Lewis"); deciding if the votes are appropriate and in the best interest of the client; and voting accordingly. The Firm will vote only those proxies for which it has proxy-voting authority. The Firm retains the right to decline to accept the authority to vote any client's securities.

Hartford Investment Management's Proxy Voting Policies and Procedures may be amended from time to time by the Firm.

AS A MATTER OF POLICY, HARTFORD INVESTMENT MANAGEMENT:

     - Votes all proxies in the best interests of its clients as shareholders, (i.e., to maximize long-term economic value).

     - Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer and industry in which it is involved.

     - Evaluates all factors it deems relevant when considering a vote, including client directions and other relevant facts and circumstances at the time of the vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     - Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

     - Believes that sound corporate governance practices may enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     - Believes that proxy voting is a valuable tool that may be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     - Reviews at least semi-annually the proxy voting record with the Proxy Committee to ensure that proxies are voted in accordance with these Proxy Voting Policies and Procedures; and ensures that procedures, documentation, and reports relating to the voting of proxies are properly prepared and disseminated.

RETENTION OF THIRD-PARTY PROXY SERVICE:

To facilitate the proxy voting process, the Firm has retained Glass Lewis as experts in the proxy voting and corporate governance areas. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Firm will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

recommendations), the Firm may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive proxy research, recordkeeping and reporting services to the Firm through their secure on-line web portal, ViewPoint. Information provided by Glass Lewis includes summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Firm.

PROXY VOTING PROCEDURES:

The Firm's Proxy Voting Procedures set forth below contain the guidelines (the "Proxy Voting Guidelines") that the Firm uses in voting specific proposals presented by the boards of directors or shareholders of companies whose shares are held in client portfolios for which the Firm has voting discretion. While the Proxy Voting Procedures set forth general guidelines for voting proxies, each proposal is evaluated on its merits, and the Firm reserves the right to vote proxies in the best long term economic interests of the particular client. The vote entered on a client's behalf with respect to a particular proposal may differ from the guidelines set forth in the Proxy Voting Procedures.

The portfolio manager will compare each proxy against the Proxy Voting Guidelines contained in these Proxy Voting Procedures, and handle as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against") are reviewed by the portfolio manager or his or her designee and voted in accordance with the Proxy Voting Guidelines. The portfolio manager may decide not to vote in accordance with the Proxy Voting Guidelines if the portfolio manager determines that such a vote is in the best interest of the client.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines, and issues for which no guidance is provided in the Proxy Voting Guidelines, are reviewed by the portfolio manager, and voted as he or she determines.

     - Absent a material conflict of interest, the portfolio manager will decide the final vote. Different portfolio managers holding the same securities may

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

          arrive at different voting conclusions for their clients' proxies.

     - If the portfolio manager identifies an apparent conflict of interest, he or she will bring the matter to Investment Compliance, as described below.

RECEIPT OF PROXY:

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. Where the Firm votes proxies on its client's behalf, the client must instruct its custodian bank to deliver all relevant voting material to Glass Lewis.

"MIRROR" OR "ECHO" VOTING:

Except in the cases where it lacks authority, the Firm votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Each investment company in which the Firm's asset allocation fund clients (e.g., asset allocation mutual funds and targeted retirement mutual funds) invest has granted to its respective sub-adviser the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser. The asset allocation mutual funds advised by the Firm will from time to time hold shares of certain underlying mutual funds ("Affiliated Underlying Funds") that are advised and/or principally underwritten by one or more "control affiliates" of the Firm. The Firm recognizes that if an Affiliated Underlying Fund were to solicit its shareholders with respect to a proxy vote, a material conflict of interest may arise with respect to the Firm if the Firm were to vote such proxies. Accordingly, it is the Firm's policy that proxy votes solicited by any Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures outlined in this paragraph.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:

The Firm's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting the Firm's proxy vote is also a client of the Firm or an affiliate;

     - A Firm employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Firm employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Firm employee is contacted by management or board member of a company regarding an upcoming proxy vote.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest; the Proxy Committee should be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. The representative from Investment Compliance will document the conflict of interest and the actions taken in the Proxy Committee meeting minutes.

In order to avoid even the appearance of impropriety, the Proxy Committee will not take the Firm's relationship with a company into account, and will vote the company's proxies in the best interest of the Firm's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing all proxy votes solicited by an Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures described above. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

In certain instances, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. The Firm's mutual funds and third party (client) accounts may have a securities lending agent. In this case, the Firm may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, the Firm does not know when securities have been lent out and are therefore unavailable to be voted.

     LACK OF ADEQUATE INFORMATION OR UNTIMELY RECEIPT OF PROXY. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING GUIDELINES:

Please refer to Appendix A for the Glass Lewis & Co. Proxy Paper Policy Guidelines which define policy guidelines for all voting recommendations.

MONITORING AND ACCOUNTABILITIES:

PROXY COMMITTEE:

The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. The Proxy Committee will meet twice annually and is comprised of a representative from each of the following areas of the Firm:
Investment Law, Investment Compliance, and the Fundamental, Indexed and Quantitative Equity Units of Institutional Asset Management. Meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Proxy Committee.

A quorum of the Proxy Committee, which quorum shall consist of at least one representative from Investment Law and Investment Compliance as well as one representative from the relevant equity unit identified above, is necessary to conduct business at any meeting. All actions requiring the approval of the Proxy Committee must be approved by a simple majority of those Proxy Committee members present at a meeting at which business may be conducted. If a majority vote cannot be obtained, the President of the Firm or his/her designee shall have the authority to decide the final vote.

Day-to-day administration of the proxy voting process at the Firm is the responsibility of the portfolio manager of the relevant client account. On a semi-annual basis, the Proxy Committee will conduct a review of the Proxy Agent used with respect to the holdings of a client of the Firm to determine whether the Proxy Agents voted (i) timely and (ii) consistent with the Proxy Agent's stated recommendations. The Proxy Committee's review will consist of a sampling of votes, and will expand to a more comprehensive review in the event that the review of the sample or other circumstances lead the Proxy Committee to believe that the Proxy Agent was likely deficient in voting timely or consistent with its stated recommendations. The Proxy Committee will also consider the performance of the Proxy Agent whose retention is proposed to continue, and will consider the merits of continuing the retention and of retaining other proxy agents. The minutes of the relevant Proxy Committee meeting will reflect these considerations. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are prepared and disseminated as appropriate.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

RECORD KEEPING:

The Firm has retained Glass Lewis to maintain all records of proxies voted and related research analysis. Investment Compliance will keep records of written requests from clients and any written response from the Firm (to either a written or an oral request) and other information pursuant to Section 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. Glass Lewis will maintain these records electronically in their secure "core" server for five years from the end of the fiscal year during which the last entry was made on such record and will be available immediately. Records older than five years would be transferred to a "warehouse" server and be accessible upon request.

REPORTING:

With respect to the Firm's investment company clients, Glass Lewis will create and maintain (or cause to be created and maintained) records of each company's proxy voting record for 12-month periods ended June 30. Investment Compliance will oversee that the required reporting is properly prepared and disseminated. Glass Lewis will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures cusip number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the fund cast its vote on the matter;

     - How the fund cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, upon written request. In addition, the Firm will make specific client information relating to proxy voting available to a client upon reasonable written request.

ACCOUNTABILITY & OVERSIGHT:

Portfolio managers are responsible to review the recommended votes by Glass Lewis and decide if it is appropriate for the client, if it is in the best interest of the client, and vote accordingly. The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated. Investment Compliance will notify the Chief Compliance Officer and the Issue Resolution Council of any violations of the policy.

TRAINING:

Investment Compliance will provide Proxy Voting training to the appropriate Hartford Investment Management portfolio managers and others as required on a periodic basis.

RELATED POLICIES:

Portfolio Holdings Disclosure Policy
Privacy Policy
Records Retention Requirements

REVISION HISTORY:

This policy version amends and supersedes the March 29, 2006 version.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        signature
                                        David M. Znamierowski
                                        President

                            (GLASS LEWIS & CO. LOGO)

                          PROXY PAPER POLICY GUIDELINES

             AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

                                2006 PROXY SEASON

    For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Vice President of Proxy
          Research and Operations, Robert McCormick at (415) 678-4228.

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    5

   Election of Directors ..................................................    5
      Independence ........................................................    5
      Performance .........................................................    7
      Experience ..........................................................   12
      Other Considerations ................................................   12
      Controlled Companies ................................................   13

   Mutual Fund Boards .....................................................   15
   Separation of the Roles of Chairman and CEO ............................   16
   Declassified Boards ....................................................   17

   Mandatory Director Retirement Provisions ...............................   15
      Director Term Limits ................................................   15
      Director Age Limits .................................................   15

   Requiring Two or More Nominees per Board Seat ..........................   16

   Equity Based Compensation Plans ........................................   20
      Option Exchanges ....................................................   22
      Performance Based Options ...........................................   22
      Linking Pay with Performance ........................................   23

   162(m) Plans ...........................................................   23

   Director Compensation Plans ............................................   24

   Options Expensing ......................................................   24

   Limits on Executive Compensation .......................................   24
      Limits on Executive Stock Options ...................................   25

   Linking Pay to Social Criteria .........................................   25
   Full Disclosure of Executive Compensation ..............................   25

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   26

   Anti-Takeover Measures .................................................   26
      Poison Pills (Shareholder Rights Plans) .............................   26
      Right of Shareholders to Call a Special Meeting .....................   26
      Shareholder Action by Written Consent ...............................   27

   Authorized Shares ......................................................   27

   Advanced Notice Requirements for Shareholder Ballot Proposals ..........   28

   Voting Structure .......................................................   28
      Cumulative Voting ...................................................   28

      Supermajority Vote Requirements .....................................   29

   Transaction of Other Business at an Annual or Special Meeting
      of Shareholders .....................................................   29

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   29

   Labor Practices ........................................................   29

   Non-Discrimination Policies ............................................   30

   Military and US Government Business Policies ...........................   30

   Foreign Government Business Policies ...................................   31

   Environmental Policies .................................................   31

   Election of Directors by a Majority Vote ...............................   32

                            THE GLASS LEWIS APPROACH

Glass Lewis views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Our proxy voting advice has a decidedly financial bent. Our recommendations are designed to call institutional investors' attention to the economic consequences of each issue on the ballot and to their potential effect on shareholder value.

In the pages that follow, we detail policy guidelines that inform every voting recommendation we make. This document is not, however, a substitute for careful application of these broad principles to the specific situations facing the companies whose proxies we analyze. We do not blindly adhere to any list of governance or other criteria in crafting our advice. We believe that a "one-size-fits-all" approach to governance or proxy voting will not lead to the sort of value creation that institutional investors seek. That is why we use a contextual approach; one that factors in the reality of the company being analyzed.

Our team consists of professionals with an array of skills and experience, including accountants, bankers, Wall Street analysts, lawyers, financial and economic experts and policy professionals.

                                 POLICY OVERVIEW

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

Glass Lewis looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

     INDEPENDENCE

     We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

     To that end, we classify directors in three categories based on the type of relationships they have with the company:

     1. Independent Director - A director is independent if she has no material(1) financial, familial(2) or other current relationships with the company(3), its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years(4) prior to the inquiry are usually considered to be "current" for purposes of this test.

----------
(1) "Material" as used herein means a relationship where the dollar value exceeds: (i) $25,000 (or where no amount is disclosed) for directors who personally receive compensation for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; (ii) $50,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank or consulting firm where the firm is paid for services but not the individual directly. This dollar limit would also apply to charitable contributions to schools where a board member is a professor, or charities where a board member serves on the board or is an executive and any aircraft and real estate dealings between the company and the director or the director's firm; (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g. where the director is an executive officer of a company that provides or receives services or products to or from the company).

(2) "Familial" as used herein includes a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces and nephews, including in-laws, and anyone (other than domestic employees) who shares such person's home.

(3) "Company" includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

(4) We note that NASDAQ originally proposed a five-year look back period but both it and the NYSE ultimately settled on a three-year look back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former

     2. Affiliated Director - A director is affiliated if she has a material financial, familial(5) or other relationship with the company or its executives, but is not an employee of the company. 6 This includes directors whose employers have a material financial relationship with the Company(7). In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(8)

     3. Inside Director - An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with his employer faces a conflict in making decisions between those that are in the best interests of the company versus those in his own best interests. Therefore, we will withhold for such a director.

     Voting Recommendations on the Basis of Independence: Glass Lewis believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, we typically(9) recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

     We are firmly committed to the belief that only independent directors should serve on a company's audit, compensation, nominating and governance committees(10). We typically

----------
     management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five year look back period to directors who have previously served as executives of the company on an interim basis for less than one year. We consider a director who is currently serving in an interim management position as an insider, a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent and a director who served in such a capacity for over one year but is no longer serving in that capacity as an affiliate for the following five years. Glass Lewis applies a three year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five year look back.

(5) A director is considered an affiliate if he has a family member who is employed by the Company and receives compensation of $100,000 or more per year or the compensation is not disclosed.

(6) In every instance in which a company classifies one of its non-employee directors as non-independent, that director will be classified as an affiliate by Glass Lewis.

(7) We allow a five year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years). If the consulting agreement persists after this five year grace period, we apply the materiality thresholds outlined on page 5.

(8) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. In addition, and perhaps more importantly, 20% holders may regularly have interests that diverge from those of ordinary holders, for a variety of reasons, including, but not limited to, the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

(9) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve 2/3rds independence.

(10) We will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and we believe that there should be a maximum of one director (or no directors if recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

     In addition, we apply heightened scrutiny to avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     PERFORMANCE

     The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

     Voting Recommendations on the Basis of Performance: We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

          Board Members Generally:

          1. A director who fails to attend a minimum of 75% of the board meetings or 75% of total of applicable committee meetings and board meetings.(11)

          2. A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings if the late filing was the fault of the director. (We look at these forms on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

          4. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          5. A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at other companies (the same situation must also apply at the company being analyzed).

          6. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

          7. An insider director who derives more than 50% of his income from affiliated transactions with the company.

----------
     the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

(11) However, where a board member has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Audit committees play an integral role in overseeing the financial reporting process. "Audit Committee Effectiveness - What Works Best" states:

          "Vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)

When assessing the performance of an audit committee, we are cognizant that an audit committee does not prepare financial statements, is not the party responsible for making the key judgments and assumptions that affect the financial statements, and does not perform an audit of the numbers or disclosures provided to investors. Rather, the role of audit committee member is one of monitoring and overseeing the process and procedures performed by management as well as internal and external auditors. Perhaps the 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          "A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit commit must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process."

For an audit committee to function effectively on behalf of investors, it must include members with sufficient knowledge to carry out their responsibilities in a diligent fashion. In their recommendations related to Audit and Accounting, members of the Conference Board Commission on Public Trust and Private Enterprise stated:

          "Members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

It is important that an audit committee be assessed against the actual decisions that they have made with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, the effectiveness of the internal controls should provide reasonable assurance the financial statements are materially free from errors, and the independence of the external auditors and results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to their judgment and would vote in their favor unless audit committee members or the committee:(14)

----------
(12) Audit Committee Effectiveness - What Works Best. PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

          Audit committee members:(15)

          1. The audit committee chair if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          2. The audit committee chair if the audit committee did not meet at least 4 times during the year.

          3. The audit committee chair if the committee has less than three members.

          4. All audit committee members who sit on more than three public company audit committees unless the audit committee member is a retired CPA, CFO or controller in which case the limit shall be four committees with availability time and capacity.

          5. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

          6. All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

          7. All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          8. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          9. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

          10. All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

          11. The audit committee chair if the auditor is not up for ratification because the audit committee has not yet selected an auditor for the coming year and (i) the prior auditor was not dismissed, (ii) the prior auditor was dismissed over six months before the annual meeting or (iii) no compelling explanation is disclosed.

          12. All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter(17) has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.

----------
(14) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(16) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee / board fail to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a letter to the SEC, referred to as a Section 10A letter. Such letters are a very rare occurrence and should be taken very seriously.

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to a serious material fraud.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

          16. All members of an audit committee in a year in which the company and/or its independent auditors report material weaknesses in internal controls and that company's executives had previously certified to investors the controls were effective.

          17. When the company has aggressive accounting policies and or poor disclosure or lack of sufficient transparency in its financial statements.

          18. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e. we recommend against ratification of the auditor).

          19. All members of the audit committee when the company receives a "material weakness" letter from the auditor in their 10-K.

          20. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          21. All members of the audit committee when the auditor resigns and a material weakness has been disclosed within the past year.

          22. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company.

Sometimes a material restatement of financial statements is accompanied by a report of a material weakness in internal controls by management and/or the independent auditors coupled with filings with the SEC being late. We consider such situations to negatively impact the integrity of the financial statements and call into question the overall monitoring and oversight by the audit committee. As a result, we will vote against all members of an audit committee when this situation occurs (e.g., in tandem, a restatement, report of a material weakness in internal controls and late filings).

          Compensation committee members:(18)

          1. All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(19)

          2. All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

          3. All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

          4. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

----------
(18) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(19) Where there has been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding but will defer judgment until next year or for one full year after arrival.

          5. The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

          6. Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance (based on an F grade in our Pay-for-Performance model) and is also suspect at the company in question.

          7. All members of the compensation committee when the company has repriced options within the past two years and we would not have supported the repricing (i.e. officers and directors were allowed to participate).

          8. All members of the compensation committee when vesting of in the money options is accelerated or when fully vested options are granted.

          Governance committee members:(20)

          1. All members of the governance committee(21) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

          2. The governance committee chair(22) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director(23) has not been appointed unless company performance has been in the top quartile of the company's peers. We note that each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that 2/3 of the board be independent.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

          Nominating committee members:(24)

          1. All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

----------
(20) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regard to the committee chair.

(21) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(22) If the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(23) We believe that one specific independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among certain directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(24) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

          3. In the absence of a governance committee, the nominating committee chair(25) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director has not been appointed(26) unless company performance has been in the top 25% of the company's peers. Each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that at least 2/3 of companies' boards be independent.

          4. The nominating committee chair when there are less than five or more than 20 members on the board.(27)

     EXPERIENCE

     We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overcompensating executives or with a history of serving on boards where significant and avoidable disasters have occurred, reappearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and every director who serves at 8,000 of the most widely held U.S. companies. We use this database to track service and performance of individual board members across companies.

     Voting Recommendations on the Basis of Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders(28).

     Likewise, we look carefully at the backgrounds of those who serve on the key committees of the board to ensure that they have the required skills and diverse backgrounds to make informed and well-reasoned judgments about the subject matter for which the committee is responsible.

     OTHER CONSIDERATIONS

     In addition to the three key characteristics we analyze in evaluating board members, we consider the following issues in making voting recommendations.

     Voting Recommendations on the Basis of Other Considerations:

     Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict

----------
(25) If the chair of the committee is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(26) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(27) In the absence of both a nominating and a governance committee, we will recommend withholding from the chairman of the board for this issue.

(28) We typically apply a three year look back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

     of interest. Accordingly, we recommend shareholders withhold votes from the following types of affiliated or inside directors under nearly all circumstances.

          Conflict of Interest:

          1. CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board. During 2005, Glass Lewis voted to withhold on 204 CFOs who sat on their company's boards.

          2. Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold recommendation from Glass Lewis. The academic literature on this subject suggests that board members spend approximately 200 hours per year per board on which they serve. We believe this limits the number of boards directors can serve on effectively, especially those who are running another company.(29)

          3. Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. These services may include legal, consulting or financial services to the company. We question the need for the Company to engage in consulting relationships with its directors including legal advisors. We view such relationships as creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company that amount to over $25,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of the shareholders they serve. Given the pool of director talent and the limited number of directors on any board, we think shareholders are best served by finding individuals who are unconflicted to represent their interests on the board.

          5. Current interlocking directorships. CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.(30)

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

----------
(29) We note that our guidelines here are well within the standards set forth by the NACD in its Report of the NACD Blue Ribbon Commission on Director Professionalism, 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in it's Corporate Governance Best Practices: A Blueprint for the Post-Enron Era, 2002, p. 17) which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards and others should not serve on more than six boards.

(30) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

          While we do not believe that there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

          To that end, we typically recommend withholding for the chairman of the nominating committee at a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically recommend withholding for all members of the nominating committee (or the governance committee in the absence of a nominating committee).(31)

     CONTROLLED COMPANIES

     Controlled companies present an exception to our independence recommendations. The board of directors' function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

          The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

          2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

               a. We believe controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies' shareholder base makes such a committee both less powerful and less relevant.

               b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company's senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

----------
(31) The Conference Board, in its report, Corporate Governance Best Practices, Id. at p. 23, quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

               c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board - such as the chairman or presiding director - is best able to ensure the proper discharge of the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

          3.   We have no board size requirements for controlled companies.

          We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees need to consist solely of independent directors. Regardless of the company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to discharge the duties of audit oversight could present an insurmountable conflict of interest.

          In the case where an individual or entity owns more than 50% of the company's voting power but the company is not deemed a "controlled" company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's advisor are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, we focus primarily on a short list of requirements.

Similar to other public companies, we apply the following policies at mutual funds we are reviewing:

     1. We believe 3/4ths of the boards of investment companies should be made up of independent directors. This approach is consistent with the proposed SEC rule that would require that 3/4ths of a mutual fund's board be independent. The Investment Company Act currently requires forty percent of the board to be independent but in 2001 the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. We agree that since mutual fund boards play a vital role in overseeing the relationship between the fund and the investment manager hired by the fund, there is need for additional independent oversight than for an operating company board.

     2.   The board should be made up of between five and 20 directors.

     3. The CFO should not serve on the board (this includes the CFO of the fund's advisor).

     4.   The audit committee should consist solely of independent directors.

     5. At least one member of the audit committee should be designated as the audit committee financial expert.

     6.   We do not withhold if the auditor is not up for ratification.

     The following differences from other public companies apply at mutual funds:

     1. We do not recommend withholding votes from any director for the lack of an independent lead or presiding director.

     2. The SEC has proposed that the chairman of the fund board be an independent director. We agree that the roles of chairman and CEO should be separated for a mutual fund's board. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. We note that seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See comment letter sent SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

Presumably the influence of any CEO with his or her board will be supreme. A CEO should be able to set the strategic course for the company, with the blessing of the board, and the board should enable the CEO to carry out his or her vision for accomplishing the board's objectives. Failure to achieve this objective should lead the board to replace that CEO with someone in whom the board has confidence.

It can become difficult for the board to fulfill its role of overseer and policy setter when the CEO/Chairman controls the agenda and the discussion in the boardroom. This can engender CEOs with leverage to entrench their position leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the operation of the business and limitations on independent, shareholder focused goal-setting by the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend shareholders withhold votes from CEOs who serve on or chair the board. However, we do typically encourage our clients to support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that in the long-term it is in the best interests of the company and its shareholders.

In the case of a less than 2/3rds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on the interests of shareholders.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that in a takeover context staggered boards operate to improve shareholder returns. When a staggered board blocks a transaction, research shows shareholders are worse off. For example, one study performed by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(32)

When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(33)

During a March 2004 Glass Lewis Proxy Talk regarding staggered boards, the proponents of staggered boards could not identify research that demonstrated that staggered boards increase shareholder value. On the contrary, the opponents of such a structure marshaled significant support for the proposition that classified boards reduce shareholder value, holding everything else constant. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(34)

We also note that shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now more than 50% of US companies do not have a classified board structure, down from approximately 60% of companies in 2004. Clearly, an increasing number of shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

----------
(32) Lucian Bebchuk, John Coates, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," December 2002, page 1.

(33) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(34) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Board" (2004).

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that term limits are typically not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director's performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

In our view, the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. We believe this should be accomplished by the board and not through arbitrary limits. It is our opinion that shareholders can address this issue through the election of directors when necessary.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director's performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. While we understand and support the need for periodic director rotation to ensure a fresh outlook and perspective in the board room and the generation of new ideas and business strategies, we do not believe age limits are the best mechanism to accomplish this goal.

Further, age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. We believe shareholders would be better off focusing their efforts on monitoring the board's approach to corporate governance and their stewardship of the company's performance than imposing "one size fits all" limits that don't necessarily correlate with returns or benefits for shareholders.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

Shareholders have attempted to address lack of access to the ballot by proposing that the board give shareholders a choice of directors for every seat in every election. However, policies that would require the nomination of multiple nominees for each board seat we feel would discourage prospective directors from accepting nominations if they were not confident that they were clearly the board's choice or that they would be elected. Therefore, generally Glass Lewis will vote against such proposals.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe the role of the auditor as a gatekeeper is crucial in ensuring the integrity and transparency of financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company's books to ensure that the information ultimately provided to shareholders is complete, accurate, fair and a reasonable representation of the company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board's selection of an auditor for the coming year.

     Voting Recommendations regarding Ratification of the Auditor: We generally support management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically recommend withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee in exceptional situations.

     Reasons why we may not recommend ratification of the auditor include:

          - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

          - If there have been any recent material restatements of annual financial statements, including those resulting in material weaknesses in internal controls being reporting or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).(35)

          - When the auditor performs prohibited services such as tax shelter work, tax services for the CEO or CFO, or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

          - When audit fees are excessively low, especially when compared with other companies in the same industry.

          -    When the company has aggressive accounting policies.

          - When the company has poor disclosure or lack of transparency in its financial statements.

----------
(35) An auditor does not perform an audit of interim financial statements and accordingly, in general, we do not believe should be opposed due to a restatement of interim financial statements, unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

          - Where the auditor had specifically limited its liability through its contract with the company.

          - We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

     We typically support audit related proposals regarding:

          - Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting such proposals on a case by case basis if the company has substantially and consistently underperformed its peers and has been subject to regulatory action resulting from its political donations.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, repricing history and express or implied rights to reprice, the presence of evergreen provisions and other factors into account in our model and analysis.

Our analysis is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. We run twenty different analyses, comparing the program with both absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Importantly, our analysis differs from that of other advisors who have developed models for determining whether an option plan is excessive. The principal differences between our approaches (as we understand the various approaches of others) are: (i) we use a measure of expected annual expense of the program and compare that expense against operating metrics of the business to assist in determining whether the plan is excessive in light of the Company's performance;
(ii) we compare overall expected annual cost to the enterprise value of the firm, rather than to market capitalization because the employees, managers and directors of the firm are engaged in creating enterprise value not necessarily market capitalization (the biggest difference can be seen for a company where cash represents the vast majority of market capitalization); and (iii) our approach does not rely exclusively on relative comparisons with averages because we believe that academic literature proves that there are some absolute limits.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek more shares only when they need them.

     - Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.

     - Plans should not contain excessively liberal administrative or payment terms.

          OPTION EXCHANGES

          Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade.

          There is one circumstance in which a repricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

               (i) officers and board members do not participate in the program;

               (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

               (iii) the exchange is value neutral or value creative to
                     shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

               (iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

          PERFORMANCE BASED OPTIONS

          We regularly encounter shareholder requests that the board adopt a policy basing a significant portion of future stock option grants to senior executives on performance. Typically, performance-based options are defined as those whose exercise price is linked to an industry peer group stock performance index.

          Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

          Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

          We generally recommend that shareholders vote in favor of performance based option requirements.

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Our model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision allows shareholders to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

We believe it is best practice for companies to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we prefer that these proposals generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide at least a list of performance targets or one of either a total pool or individual maximum or where the proposed plan is excessive when compared with those of the companies' peers and there are other extenuating circumstances, we typically recommend against the plan. The company's track record of aligning pay with performance (as evaluated using our proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance. Like all other issues we review, our analysis of these situations attempts to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit given the fact that shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

OPTIONS EXPENSING

Glass Lewis strongly supports the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.(36)

We will always recommend a vote in favor of a proposal to expense stock options.

LIMITS ON EXECUTIVE COMPENSATION

----------
(36) The Conference Board's Commission on Public Trust, in its report, Corporate Governance Best Practices at p. 28, notes in its "Key Recommendations on Executive Compensation" that "Fixed-price stock options should be expensed on financial statements of public companies. The costs associated with equity-based compensation should be reported on a uniform and consistent basis by all public companies in order to provide clear and understandable comparability."

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

     LIMITS ON EXECUTIVE STOCK OPTIONS

     Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend that our clients oppose caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA

Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE


ANTI-TAKEOVER MEASURES

     POISON PILLS (SHAREHOLDER RIGHTS PLANS)

     Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

     We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

     In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

     RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

     Glass Lewis strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, we will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

     SHAREHOLDER ACTION BY WRITTEN CONSENT

     Glass Lewis strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to act by without specifying a minimum threshold, we will support them based on the belief that shareholders are better off with this right than without it. However, when proposals are presented to allow shareholders the opportunity to act by written consent even without a specified minimum threshold, we will support them because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary. First, we look at the historical stock pre-split price, if any. Second, we consider the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, we consider some absolute limits on stock price that in our view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     (ii) Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     (iii) Financing for Acquisitions - We look to see whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's recent history of capitalization and whether or not


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

          the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

Accordingly, we typically recommend that shareholders vote against these proposals.

VOTING STRUCTURE

     CUMULATIVE VOTING

     Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. Glass Lewis believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.


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

     The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

     Accordingly, we review these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

     SUPERMAJORITY VOTE REQUIREMENTS

     Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

LABOR PRACTICES

Glass Lewis believes that labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is our opinion that management is in the best position to determine appropriate practices in the context of its business. Shareholders can hold directors accountable for company decisions related to labor issues through the election of directors. However, in situations where a company's labor practices and its ramifications (through legal or market action) threatens to affect the performance


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

of the company, Glass Lewis will consider supporting proposals regarding labor practices on a case by case basis.

     For example, at Wal-Mart's annual meeting in 2005 we recommend a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

     In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from the suits and potential negative market reaction. In addition, we felt the shareholders should be informed about the specific steps that Wal-Mart is taking to address these issues that could have a negative impact on the stock price.

NON-DISCRIMINATION POLICIES

Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management in failing to take action to address continuous poor performance. In those cases where a dissident shareholder is seeking reimbursement for their expenses and has received the support of a majority of shareholders, Glass Lewis will generally recommend in favor of reimbursing the dissident for expenses incurred in waging the contest. In those rare cases where a shareholder has put their own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of their expenses by the company and other shareholders who, by virtue of their majority vote for the dissident, have expressed their concurrence with the dissident and who will share in the improved company performance. However, contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support their candidate or candidates.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.


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

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Glass Lewis believes that management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable on these issues when they face re-election. It is our opinion that management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics. However, Glass Lewis would consider supporting such proposals if they address specific issues that pose a substantial long-term risk to the company.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Repeatedly over the past several decades, shareholders have sought a mechanism by which they might have a genuine voice in the election of directors at companies where they hold an interest. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. The proposal here is, in our view, an effort to make the case for shareholder impact on director elections on a company specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections in which shareholders have a choice among candidates for the board, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a very favorable outcome for shareholders.

During 2005, Glass Lewis tracked 56 precatory proposals to require a majority vote to elect directors. The average vote in favor was 38% and only 7 proposals received a majority of votes cast. The vote in favor ranged from 68% at Northrop Grumman to 16% at Amazon. The one binding proposal, at Paychex received only 20% of votes cast in favor, substantially below the average.

Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder) that nominee "wins" the election and assumes a seat on the board of directors. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

If a majority vote standard were implemented, a director would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe is not or will not pursue their best interests. We


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

think this very minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. We believe a majority vote standard is overwhelmingly likely to lead to more attentive directors and very occasional use of this power to keep from obtaining a seat on the board a nominee who has a clear track record of ignoring shareholder interests in favor of personal or other interests that conflict with those of investors.

There are various initiatives begun to study the issue of majority versus plurality voting. The ABA Committee on Corporate Laws of the Section of Business Law is studying the issue in anticipation of recommending changes to the Model Business Corporation Act (the "Model Act") relating to voting by shareholders for the election of directors. In June it issued for comment a Discussion Paper in which it analyzed the issue in detail and identified certain alternatives to plurality voting. According to the Discussion Paper, plurality was adopted as a standard to address the concern over "failed elections" where a nominee did not receive a majority vote. However, it was not until 1987 that, due to the increasing number of corporate takeovers, Delaware corporate law was changed to make plurality the default standard to address the potential for failed elections resulting from contests.

Comments on the Discussion Paper were received from investors, companies and other groups, including the Task Force on Shareholder Proposals of the ABA Committee on Federal Regulation of Securities, which discussed proxy solicitation and disclosure considerations under the federal securities laws that would be implicated by a change from the traditional plurality vote requirement. A committee of the Delaware Bar Association also has undertaken a review of the pertinent provisions of Delaware corporate law. A working group consisting of representatives of various union retirement funds and companies is also studying the issue. While none of the groups has yet made a final determination, the ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders at companies to implement a form of majority voting by amending the company's bylaws. Further, the committee has proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In response to the high level of support shareholder votes on majority voting are garnering, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. Theses steps range from requiring directors that receive a majority of withhold votes to submit a letter of resignation (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (ADP). However, a small number of companies like Lockheed Martin have had a longstanding requirement of a majority of outstanding shares, a higher standard than votes cast, to elect a director.

However, we feel the Pfizer (or modified) approach does not go far enough because simply requiring a director to submit a resignation would still not require a majority vote to elect a director and would still not allow shareholders' input into the nomination process. Further, under the modified approach the Corporate Governance Committee could reject resignation and, even if it accepts it, the Corporate Governance Committee decides on the director's replacement. Finally, since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Therefore, Glass Lewis will generally support proposals calling for the election of directors by a majority vote unless it would clearly disadvantage the company or put shareholders at risk.


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

        Proxy Policy and Guidelines - Wellington Management Company LLP

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

INTRODUCTION                Wellington Management Company, LLP ("Wellington
                            Management") has adopted and implemented policies
                            and procedures that it believes are reasonably
                            designed to ensure that proxies are voted in the
                            best economic interests of its clients around the
                            world.

                            Wellington Management's Global Proxy Voting
                            Guidelines, included as pages 6-12 of these Global
                            Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting
                            Guidelines.

STATEMENT OF POLICIES       As a matter of policy, Wellington Management:

                            1
                            Takes responsibility for voting client proxies only
                            upon a client's written request.

                            2
                            Votes all proxies in the best interests of its
                            clients as shareholders, i.e., to maximize economic
                            value.

                            3
                            Develops and maintains broad guidelines setting out
                            positions on common proxy issues, but also considers
                            each proposal in the context of the issuer,
                            industry, and country or countries in which its
                            business is conducted.

                            4
                            Evaluates all factors it deems relevant when
                            considering a vote, and may determine in certain
                            instances that it is in the best interest of one or
                            more clients to refrain from voting a given proxy
                            ballot.


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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            5
                            Identifies and resolves all material proxy-related
                            conflicts of interest between the firm and its
                            clients in the best interests of the client.

                            6
                            Believes that sound corporate governance practices
                            can enhance shareholder value and therefore
                            encourages consideration of an issuer's corporate
                            governance as part of the investment process.

                            7
                            Believes that proxy voting is a valuable tool that
                            can be used to promote sound corporate governance to
                            the ultimate benefit of the client as shareholder.

                            8
                            Provides all clients, upon request, with copies of
                            these Global Proxy Policies and Procedures, the
                            Global Proxy Voting Guidelines, and related reports,
                            with such frequency as required to fulfill
                            obligations under applicable law or as reasonably
                            requested by clients.

                            9
                            Reviews regularly the voting record to ensure that
                            proxies are voted in accordance with these Global
                            Proxy Policies and Procedures and the Global Proxy
                            Voting Guidelines; and ensures that procedures,
                            documentation, and reports relating to the voting of
                            proxies are promptly and properly prepared and
                            disseminated.

RESPONSIBILITY AND          Wellington Management has a Corporate Governance
OVERSIGHT                   Committee, established by action of the firm's
                            Executive Committee, that is responsible for the
                            review and approval of the firm's written Global
                            Proxy Policies and Procedures and its Global Proxy
                            Voting Guidelines, and for providing advice and
                            guidance on specific proxy votes for individual
                            issuers. The firm's Legal Services Department
                            monitors regulatory requirements with respect to
                            proxy voting on a global basis and works with the
                            Corporate Governance Committee to develop policies
                            that implement those requirements. Day-to-day
                            administration of the proxy voting process at
                            Wellington Management is the responsibility of the
                            Corporate Governance Group within the Corporate
                            Operations Department. In addition, the Corporate
                            Governance Group acts as a resource for portfolio
                            managers and research analysts on proxy matters, as
                            needed.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

STATEMENT OF PROCEDURES     Wellington Management has in place certain
                            procedures for implementing its proxy voting
                            policies.

General Proxy Voting        AUTHORIZATION TO VOTE. Wellington Management will
                            vote only those proxies for which its clients have
                            affirmatively delegated proxy-voting authority.

                            RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington
                            Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                            RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                            RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                            PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                            Management's Global Proxy Voting Guidelines, and handled as follows:

                            - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy
                                 Voting Guidelines (i.e., "For", "Against",
                                 "Abstain") are reviewed by the Corporate
                                 Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                            - Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                            MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND
                            RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                            Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.
                            In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate
                            Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                            If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                            Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                            Governance Committee should convene. Any Corporate
                            Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations        In certain instances, Wellington Management may be
                            unable to vote or may determine not to vote a proxy
                            on behalf of one or more clients. While not
                            exhaustive, the following list of considerations
                            highlights some potential instances in which a proxy
                            vote might not be entered.

                            SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington
                            Management does not know when securities have been lent out and are therefore unavailable to be voted.
                            Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington
                            Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.
                            The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                            In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington
                            Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                            LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                            PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                            Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION      Wellington Management maintains records of proxies
                            voted pursuant to Section 204-2 of the Investment
                            Advisers Act of 1940 (the "Advisers Act"), the
                            Employee Retirement Income Security Act of 1974, as
                            amended ("ERISA"), and other applicable laws.

                            Wellington Management's Global Proxy Policies and
                            Procedures may be amended from time to time by
                            Wellington Management. Wellington Management
                            provides clients with a copy of its Global Proxy
                            Policies and Procedures, including the Global Proxy
                            Voting Guidelines, upon written request. In
                            addition, Wellington Management will make specific
                            client information relating to proxy voting
                            available to a client upon reasonable written
                            request.
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INTRODUCTION                Upon a client's written request, Wellington
                            Management Company, LLP ("Wellington Management")
                            votes securities that are held in the client's
                            account in response to proxies solicited by the
                            issuers of such securities. Wellington Management
                            established these Global Proxy Voting Guidelines to
                            document positions generally taken on common proxy
                            issues voted on behalf of clients.

                            These Guidelines are based on Wellington
                            Management's fiduciary obligation to act in the best economic interest of its clients as shareholders.
                            Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting
                            Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                            Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES           COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                            -    Election of Directors:             Case-by-Case

                                 Wellington Management believes
                                 that shareholders' ability to
                                 elect directors annually is the
                                 most important right
                                 shareholders have. We generally
                                 support management nominees, but
                                 will withhold votes from any
                                 director who is demonstrated to
                                 have acted contrary to the best
                                 economic interest of
                                 shareholders. We may withhold
                                 votes from directors who failed
                                 to implement shareholder
                                 proposals that received majority
                                 support, implemented dead-hand
                                 or no-hand poison pills, or
                                 failed to attend at least 75% of
                                 scheduled board meetings.
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                            -    Classify Board of Directors:       Against

                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                            -    Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                            -    Adopt Director & Officer           For
                                 Indemnification: We generally
                                 support director and officer
                                 indemnification as critical to
                                 the attraction and retention of
                                 qualified candidates to the
                                 board. Such proposals must
                                 incorporate the duty of care.

                            -    Allow Special Interest             Against
                                 Representation to Board (SP):

                            -    Require Board Independence:        For
                                 Wellington Management believes
                                 that, in the absence of a
                                 compelling counter-argument or
                                 prevailing market norms, at
                                 least 65% of a board should be
                                 comprised of independent
                                 directors, with independence
                                 defined by the local market
                                 regulatory authority. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for non-
                                 independent directors, as well
                                 as votes in support of
                                 shareholder proposals calling
                                 for independence.

                            -    Require Key Board Committees to    For
                                 be Independent. Key board
                                 committees are the Nominating,
                                 Audit, and Compensation
                                 Committees. Exceptions will be
                                 made, as above, in respect of
                                 local market conventions.

                            -    Require a Separation of Chair      For
                                 and CEO or Require a Lead
                                 Director:

                            -    Approve Directors' Fees:           For

                            -    Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                            -    Elect Supervisory                  For
                                 Board/Corporate Assembly:

                            -    Elect/Establish Board Committee:   For
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                            -    Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote on Election
                                 of Directors (SP):

                                 Wellington Management believes
                                 that the election of directors
                                 by a majority of votes cast is
                                 the appropriate standard for
                                 companies to adopt and therefore
                                 generally will support those
                                 proposals that seek to adopt
                                 such a standard. Our support for
                                 such proposals will extend
                                 typically to situations where
                                 the relevant company has an
                                 existing resignation policy in
                                 place for directors that receive
                                 a majority of "withhold" votes.
                                 We believe that it is important
                                 for majority voting to be
                                 defined within the company's
                                 charter and not simply within
                                 the company's corporate
                                 governance policy.

                                 Generally we will not support
                                 proposals that fail to provide
                                 for the exceptional use of a
                                 plurality standard in the case
                                 of contested elections. Further,
                                 we will not support proposals
                                 that seek to adopt a majority of
                                 votes outstanding (i.e., total
                                 votes eligible to be cast as
                                 opposed to actually cast)
                                 standard.

                            MANAGEMENT COMPENSATION

                            -    Adopt/Amend Stock Option Plans:    Case-by-Case

                            -    Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                            -    Approve/Amend Bonus Plans:         Case-by-Case

                                 In the US, Bonus Plans are
                                 customarily presented for
                                 shareholder approval pursuant to
                                 Section 162(m) of the Omnibus
                                 Budget Reconciliation Act of
                                 1992 ("OBRA"). OBRA stipulates
                                 that certain forms of
                                 compensation are not tax-
                                 deductible unless approved by
                                 shareholders and subject to
                                 performance criteria. Because
                                 OBRA does not prevent the
                                 payment of subject compensation,
                                 we generally vote "for" these
                                 proposals. Nevertheless,
                                 occasionally these proposals are
                                 presented in a bundled form
                                 seeking 162 (m) approval and
                                 approval of a stock option plan.
                                 In such cases, failure of the
                                 proposal prevents the awards
                                 from being granted. We will vote
                                 against these proposals where
                                 the grant portion of the
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                            proposal fails our guidelines for the
                            evaluation of stock option plans.

                            -    Approve Remuneration Policy:       Case-by-Case

                            -    Exchange Underwater Options:       Case-by-Case

                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                            -    Eliminate or Limit Severance       Case-by-Case
                                 Agreements (Golden Parachutes):

                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                            -    Shareholder Approval of Future     Case-by-Case
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                                 We believe that severance
                                 arrangements require special
                                 scrutiny, and are generally
                                 supportive of proposals that
                                 call for shareholder
                                 ratification thereof. But, we
                                 are also mindful of the board's
                                 need for flexibility in
                                 recruitment and retention and
                                 will therefore oppose
                                 limitations on board
                                 compensation policy where
                                 respect for industry practice
                                 and reasonable overall levels of
                                 compensation have been
                                 demonstrated.

                            -    Expense Future Stock Options       For
                                 (SP):

                            -    Shareholder Approval of All Stock  For
                                 Option Plans (SP):

                            -    Disclose All Executive             For
                                 Compensation (SP):

                            REPORTING OF RESULTS

                            -    Approve Financial Statements:      For

                            -    Set Dividends and Allocate         For
                                 Profits:
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                            -    Limit Non-Audit Services
                                 Provided by Auditors (SP):         Case-by-Case

                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                            -    Ratify Selection of Auditors and
                                 Set Their Fees:                    Case-by-Case

                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                            -    Elect Statutory Auditors:          Case-by-Case

                            -    Shareholder Approval of Auditors
                                 (SP):                              For

                            SHAREHOLDER VOTING RIGHTS

                            -    Adopt Cumulative Voting (SP):      Against

                                 We are likely to support
                                 cumulative voting proposals at
                                 "controlled" companies (i.e.,
                                 companies with a single majority
                                 shareholder), or at companies
                                 with two-tiered voting rights.

                            -    Shareholder Rights Plans           Case-by-Case

                                 Also known as Poison Pills,
                                 these plans can enable boards of
                                 directors to negotiate higher
                                 takeover prices on behalf of
                                 shareholders. However, these
                                 plans also may be misused to
                                 entrench management. The
                                 following criteria are used to
                                 evaluate both management and
                                 shareholder proposals regarding
                                 shareholder rights plans.

                                 -    We generally support plans
                                      that include:

                                      -    Shareholder approval
                                           requirement

                                      -    Sunset provision

                                      -    Permitted bid feature
                                           (i.e., bids that are
                                           made for all shares
                                           and demonstrate
                                           evidence of financing
                                           must be submitted to a
                                           shareholder vote).

                                 Because boards generally have
                                 the authority to adopt
                                 shareholder rights plans without
                                 shareholder approval, we are
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                                 equally vigilant in our
                                 assessment of requests for
                                 authorization of blank check
                                 preferred shares (see below).

                            -    Authorize Blank Check Preferred
                                 Stock:                             Case-by-Case

                                 We may support authorization
                                 requests that specifically
                                 proscribe the use of such shares
                                 for anti-takeover purposes.

                            -    Eliminate Right to Call a Special
                                 Meeting:                           Against

                            -    Increase Supermajority Vote
                                 Requirement:                       Against

                                 We likely will support
                                 shareholder and management
                                 proposals to remove existing
                                 supermajority vote requirements.

                            -    Adopt Anti-Greenmail Provision:    For

                            -    Adopt Confidential Voting (SP):    Case-by-Case

                                 We require such proposals to
                                 include a provision to suspend
                                 confidential voting during
                                 contested elections so that
                                 management is not subject to
                                 constraints that do not apply to
                                 dissidents.

                            -    Remove Right to Act by Written
                                 Consent:                           Against

                            CAPITAL STRUCTURE

                            -    Increase Authorized Common
                                 Stock:                             Case-by-Case

                                 We generally support requests
                                 for increases up to 100% of the
                                 shares currently authorized.
                                 Exceptions will be made when the
                                 company has clearly articulated
                                 a reasonable need for a greater
                                 increase.

                            -    Approve Merger or Acquisition:     Case-by-Case

                            -    Approve Technical Amendments to
                                 Charter:                           Case-by-Case

                            -    Opt Out of State Takeover
                                 Statutes:                          For

                            -    Authorize Share Repurchase:        For
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                            -    Authorize Trade in Company
                                 Stock:                             For

                            -    Approve Stock Splits: We approve
                                 stock splits and reverse stock
                                 splits that preserve the level
                                 of authorized, but unissued
                                 shares.                            Case-by-Case

                            -    Approve
                                 Recapitalization/Restructuring:    Case-by-Case

                            -    Issue Stock with or without
                                 Preemptive Rights:                 For

                            -    Issue Debt Instruments:            Case-by-Case

                            SOCIAL ISSUES

                            -    Endorse the Ceres Principles
                                 (SP):                              Case-by-Case

                            -    Disclose Political and PAC Gifts
                                 (SP):                              Case-by-Case

                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                            -    Require Adoption of
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):                   Case-by-Case

                            -    Report on Sustainability (SP):     Case-by-Case

                            MISCELLANEOUS

                            -    Approve Other Business:            Against

                            -    Approve Reincorporation:           Case-by-Case

                            -    Approve Third-Party
                                 Transactions:                      Case-by-Case

                            Dated: August 1, 2006
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